Exhibit 99.1

Supplemental Information June 4, 2026 Exhibit 99.1

Q1 2026 2 Table of Contents PORTFOLIO INFORMATION Summary Same Property Results................................................................................................................................................ 4 Occupancy and Leasing Summary............................................................................................................................................. 5 Tenant Diversity and Credit Characteristics ............................................................................................................................. 6 Tenants Representing 1% or More of Total Annualized Rental Income ............................................................................. 7 Lease Expiration Schedule........................................................................................................................................................... 8 Capital Expenditures Summary .................................................................................................................................................. 9 Property Dispositions.................................................................................................................................................................... 10 Investment in Unconsolidated Joint Venture........................................................................................................................... 11 APPENDIX Calculation and Reconciliation of NOI and Cash Basis NOI.................................................................................................. 13 Reconciliation and Calculation of Same Property NOI and Same Property Cash Basis NOI.......................................... 14 Property Details (by Collateral Pool).......................................................................................................................................... 15 Non-GAAP Financial Measures and Certain Definitions........................................................................................................ 22 WARNING CONCERNING FORWARD-LOOKING STATEMENTS....................................................................................................... 23 Corporate Headquarters: Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458-1634 www.opireit.com Investor Relations Contact: Kevin Barry, Senior Director (617) 219-1410 kbarry@opireit.com ir@opireit.com All amounts in this presentation are unaudited. Unless otherwise noted, all data presented in this presentation excludes two properties, which are encumbered by a $48.9 million mortgage note, owned by an unconsolidated joint venture in which OPI owns a 51% interest. See page 11 for information regarding this joint venture and its related mortgage note. Please refer to Non-GAAP Financial Measures and Certain Definitions for terms used throughout this presentation.

RETURN TO TABLE OF CONTENTS Q1 2026 3 Portfolio Information

RETURN TO TABLE OF CONTENTS Q1 2026 4 For the Three Months Ended 3/31/2026 3/31/2025 Properties (end of period) 117 117 Rentable sq. ft. 16,350 16,355 Percent leased 81.3% 85.4% Rental income $ 99,742 $ 103,899 Same Property NOI $ 55,398 $ 60,482 Same Property Cash Basis NOI $ 52,646 $ 52,904 Same Property NOI % margin 55.5% 58.2% Same Property Cash Basis NOI % margin 54.2% 54.9% Same Property NOI % change (8.4%) Same Property Cash Basis NOI % change (0.5%) Summary Same Property Results (dollars and sq. ft. in thousands) Houston, TX

Occupancy and Leasing Summary

OFFICE PROPERTIES INCOME TRUST

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and for the Three Months Ended				
	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025
Properties (end of period)	122	122	124	125	125
Rentable sq. ft.	17,113	17,113	17,214	17,270	17,274
Percentage leased	78.2%	78.2%	78.3%	81.2%	81.3%
Leasing Activity (Sq. Ft.):					
New leases	35	49	51	138	50
Renewals	177	104	131	278	173
Total	212	153	182	416	223
% Change in GAAP Rent: (1)					
New leases	12.1%	(15.9%)	(26.7%)	8.5%	(3.5%)
Renewals	8.8%	(19.7%)	(11.6%)	5.2%	19.3%
Total	9.3%	(18.6%)	(16.7%)	6.4%	13.5%
Weighted Average Lease Term by Sq. Ft. (years):					
New leases	1.6	7.5	4.7	4.7	10.3
Renewals	5.1	7.9	4.2	5.8	10.3
Total	4.5	7.8	4.3	5.4	10.3
Leasing Cost and Concession Commitments:					
New leases	$ 513	$ 1,084	$ 1,217	$ 6,050	$ 3,788
Renewals	4,003	5,664	1,292	1,924	6,835
Total	$ 4,516	$ 6,748	$ 2,509	$ 7,974	$ 10,623
Leasing Cost and Concession Commitments per Sq. Ft.:					
New leases	$ 14.73	$ 21.75	$ 23.90	$ 44.00	$ 75.50
Renewals	$ 22.67	$ 54.88	$ 9.81	$ 6.93	$ 39.47
Total	$ 21.36	$ 44.09	$ 13.74	$ 19.21	$ 47.56
Leasing Cost and Concession Commitments per Sq. Ft. per Year:					
New leases	$ 9.24	$ 2.88	$ 5.10	$ 9.34	$ 7.33
Renewals	$ 4.48	$ 6.91	$ 2.33	$ 1.20	$ 3.83
Total	$ 4.76	$ 5.64	$ 3.16	$ 3.53	$ 4.62

(1) Percent difference in prior rents charged for same space or, in the case of space acquired vacant, market rental rates for similar space in the building at the date of acquisition. Rents include estimated recurring expense reimbursements paid to us, exclude lease value amortization and are net of lease concessions.

This leasing summary is based on leases entered during the periods indicated.

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Q1 2026 5

RETURN TO TABLE OF CONTENTS Q1 2026 6 Investment Grade 60.1% Not Rated 33.0% Non-Investment Grade 6.9% Percentage of Total Annualized Rental Income Tenant Credit Characteristics (4) (3) Tenant Industry Tenant Diversity and Credit Characteristics As of March 31, 2026 U.S. Government: 17.5% Technology & Communications: 15.3% Real Estate & Legal & Other Financial: 14.9% Professional Services: 13.6% Manufacturing & Transportation: 13.5% Government Contractors: 8.9% State and Municipalities: 8.6% Other: 4.5% Life Sciences and Medical: 3.2%

Tenants Representing 1% or More of Total Annualized Rental Income

As of March 31, 2026
(dollars and sq. ft. in thousands)

	Tenant	Credit Rating	Sq. Ft.	% of Leased Sq. Ft.	Annualized Rental Income	% of Total Annualized Rental Income
1	U.S. Government	Investment Grade	2,415	18.1%	$ 67,840	17.5%
2	Alphabet Inc. (Google)	Investment Grade	386	2.9%	21,753	5.6%
3	IG Investments Holdings LLC	Not Rated	337	2.5%	18,659	4.8%
4	Bank of America Corporation	Investment Grade	577	4.3%	17,076	4.4%
5	Shook, Hardy & Bacon L.L.P.	Not Rated	412	3.1%	13,638	3.5%
6	Northrop Grumman Corporation	Investment Grade	337	2.5%	10,706	2.8%
7	State of California	Investment Grade	367	2.7%	10,330	2.7%
8	State of Georgia	Investment Grade	308	2.3%	8,135	2.1%
9	Sonoma Biotherapeutics, Inc.	Not Rated	84	0.6%	7,492	1.9%
10	Genesys Cloud Services Holdings I, LLC	Non Investment Grade	275	2.1%	6,297	1.6%
11	Automatic Data Processing, Inc.	Investment Grade	289	2.2%	6,285	1.6%
12	Compass Group plc	Investment Grade	267	2.0%	6,122	1.6%
13	Church & Dwight Co., Inc.	Investment Grade	250	1.9%	6,055	1.6%
14	Leidos Holdings Inc.	Investment Grade	159	1.2%	5,823	1.5%
15	AT&T Inc.	Investment Grade	425	3.2%	5,751	1.5%
16	Primerica, Inc.	Investment Grade	344	2.6%	5,730	1.5%
17	Science Applications International Corp	Non Investment Grade	159	1.2%	5,118	1.3%
18	Rocky Mountain University of Health Professions, Inc.	Not Rated	170	1.3%	4,523	1.2%
19	CommScope Holding Company Inc.	Non Investment Grade	96	0.7%	4,507	1.2%
20	Hartford Financial Services Group Inc	Investment Grade	143	1.1%	4,424	1.1%
21	Berkshire Hathaway Inc.	Investment Grade	134	1.0%	4,255	1.1%
22	BAE Systems plc	Investment Grade	139	1.0%	3,920	1.0%
			8,073	60.5%	$ 244,439	63.1%

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RETURN TO TABLE OF CONTENTS Q1 2026 8 Year (1) Number of Leases Expiring Leased Square Feet Expiring % of Total Leased Square Feet Expiring Cumulative % of Total Leased Square Feet Expiring Annualized Rental Income Expiring % of Total Annualized Rental Income Expiring Cumulative % of Total Annualized Rental Income Expiring 2026 33 369 2.8% 2.8% $ 12,202 3.1% 3.1% 2027 35 1,818 13.6% 16.4% 48,454 12.5% 15.6% 2028 18 512 3.8% 20.2% 27,103 7.0% 22.6% 2029 39 1,091 8.2% 28.4% 33,068 8.5% 31.1% 2030 31 1,060 7.9% 36.3% 32,126 8.3% 39.4% 2031 29 1,629 12.2% 48.5% 38,670 10.0% 49.4% 2032 16 605 4.5% 53.0% 18,546 4.8% 54.2% 2033 15 1,258 9.4% 62.4% 24,775 6.4% 60.6% 2034 12 1,789 13.4% 75.8% 48,971 12.6% 73.2% 2035 and thereafter 34 3,244 24.2% 100.0% 104,383 26.8% 100.0% Total 262 13,375 100.0% $ 388,298 100.0% Weighted average remaining lease term (in years) 6.4 6.4 (1) The year of lease expiration is pursuant to current contract terms. Lease Expiration Schedule As of March 31, 2026 (dollars and sq. ft. in thousands) Atlanta, GA

RETURN TO TABLE OF CONTENTS Q1 2026 9 For the Three Months Ended 3/31/2026 12/31/2025 9/30/2025 6/30/2025 3/31/2025 Lease related costs $ 8,458 $ 15,624 $ 4,257 $ 8,830 $ 10,727 Building improvements 2,350 2,292 3,922 4,327 3,011 Recurring capital expenditures 10,808 17,916 8,179 13,157 13,738 Development, redevelopment and other activities 109 (262) 598 565 83 Total capital expenditures $ 10,917 $ 17,654 $ 8,777 $ 13,722 $ 13,821 Average rentable sq. ft. during period 17,113 17,164 17,242 17,272 17,519 Building improvements per average sq. ft. during period $ 0.14 $ 0.13 $ 0.23 $ 0.25 $ 0.17 Capital Expenditures Summary (dollars and sq. ft. in thousands, except per sq. ft. data) Capital Expenditures Summary San Jose, CA

RETURN TO TABLE OF CONTENTS Q1 2026 10 Dispositions: Date Sold Location Number of Properties Sq. Ft. Gross Sales Price Gross Sales Price Per Sq. Ft. 7/8/2025 Detroit, MI 1 56 $ 2,150 $ 38.39 12/19/2025 Tempe, AZ 2 101 11,038 109.29 Total 3 157 $ 13,188 $ 84.00 Property Dispositions Since July 1, 2025 (dollars and sq. ft. in thousands, except per sq. ft. data)

Investment in Unconsolidated Joint Venture

As of March 31, 2026
(dollars and sq. ft. in thousands)

Unconsolidated Joint Venture:

Joint Venture	OPI Ownership	OPI Investment		Number of Properties	Location	Sq. Ft.	Occupancy	Weighted Average Remaining Lease Term [(1)]
Prosperity Metro Plaza	51%	$	17,075	2	Fairfax, VA	346	89.8%	4.6 years

Outstanding Unconsolidated Debt:

Joint Venture	OPI Ownership	Interest Rate [(2)]	Maturity Date	Principal Balance		Annual Debt Service		Principal Balance at Maturity		OPI Share of Principal Balance [(3)]	
Prosperity Metro Plaza	51%	4.090%	12/1/2029	$	48,877	$	2,833	$	45,246	$	24,927

Results of Operations - Prosperity Metro Plaza: [(4)]

	For the Three Months Ended March 31, 2026	
Equity in losses	$	110
Depreciation and amortization		582
Other expenses, net [(5)]		236
NOI		928
Non-cash straight line rent adjustments included in rental income [(6)]		(86)
Cash Basis NOI	$	842

(1) Lease term is weighted based on annualized rental income.
(2) Includes the effect of mark to market accounting.
(3) Reflects OPI's proportionate share of the principal debt balance based on its ownership percentage of the joint venture; none of the debt is recourse to OPI.
(4) Reflects OPI's proportionate share of operating results based on its ownership percentage of the joint venture.
(5) Includes interest expense, net of other income.
(6) OPI's unconsolidated joint venture reports rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes expense reimbursements, tax escalations, parking revenues, service income and other fixed and variable charges paid to the unconsolidated joint venture by its tenants, as well as the net effect of non-cash amortization of intangible lease assets and liabilities.

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RETURN TO TABLE OF CONTENTS Q1 2026 12 Appendix

Calculation and Reconciliation of NOI and Cash Basis NOI

(dollars in thousands)

	For the Three Months Ended				
	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025
Calculation of NOI and Cash Basis NOI:					
Rental income	$ 108,868	$ 105,315	$ 109,127	$ 114,499	$ 113,615
Property operating expenses	(52,455)	(43,980)	(52,105)	(49,031)	(52,230)
NOI	56,413	61,335	57,022	65,468	61,385
Non-cash straight line rent adjustments included in rental income	(1,936)	(4,832)	(4,750)	(6,636)	(6,856)
Lease value amortization included in rental income	(140)	(140)	(140)	(159)	(123)
Lease termination fees included in rental income	(655)	(817)	(1,179)	(582)	(559)
Non-cash amortization included in other operating expenses	(13)	(13)	(13)	(13)	(13)
Cash Basis NOI	$ 53,669	$ 55,533	$ 50,940	$ 58,078	$ 53,834
Reconciliation of Net (Loss) Income to NOI and Cash Basis NOI:					
Net loss	$ (93,021)	$ (118,982)	$ (66,339)	$ (41,186)	$ (45,867)
Equity in net (losses) earnings of investees	(110)	(90)	115	128	252
Income tax (benefit) expense	(146)	146	(261)	94	137
Loss before income tax (benefit) expense and equity in net (losses) earnings of investees	(93,277)	(118,926)	(66,485)	(40,964)	(45,478)
Reorganization items, net	59,532	78,333	–	–	–
Net loss (gain) on early extinguishment of debt	–	–	354	(148)	243
Interest expense	42,207	44,310	53,259	52,507	53,378
Interest and other income	(431)	(394)	(802)	(788)	(1,162)
Loss (gain) on sale of real estate	–	(5,488)	(6)	(159)	4,737
General and administrative	4,299	4,591	4,964	4,816	5,058
Transaction related costs	–	14,735	22,904	3,940	876
Loss (gain) on impairment of real estate	–	(378)	–	2,426	–
Depreciation and amortization	44,083	44,552	42,834	43,838	43,733
NOI	56,413	61,335	57,022	65,468	61,385
Non-cash amortization included in other operating expenses	(13)	(13)	(13)	(13)	(13)
Lease termination fees included in rental income	(655)	(817)	(1,179)	(582)	(559)
Lease value amortization included in rental income	(140)	(140)	(140)	(159)	(123)
Non-cash straight line rent adjustments included in rental income	(1,936)	(4,832)	(4,750)	(6,636)	(6,856)
Cash Basis NOI	$ 53,669	$ 55,533	$ 50,940	$ 58,078	$ 53,834

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RETURN TO TABLE OF CONTENTS Q1 2026 14 For the Three Months Ended 3/31/2026 3/31/2025 Reconciliation of NOI to Same Property NOI: Rental income $ 108,868 $ 113,615 Property operating expenses (52,455) (52,230) NOI 56,413 61,385 Less: NOI of properties not included in same property results (1,015) (903) Same Property NOI $ 55,398 $ 60,482 Calculation of Same Property Cash Basis NOI: Same Property NOI $ 55,398 $ 60,482 Add: Lease value amortization included in rental income (140) (170) Less: Non-cash straight line rent adjustments included in rental income (1,852) (6,745) Lease termination fees included in rental income (655) (559) Non-cash amortization included in property operating expenses (105) (104) Same Property Cash Basis NOI $ 52,646 $ 52,904 Reconciliation and Calculation of Same Property NOI and Same Property Cash Basis NOI (dollars in thousands) Seattle, WA

Property Detail (by Collateral Pool)

OFFICE PROPERTIES INCOME TRUST

As of March 31, 2026
(dollars and sq. ft. in thousands)

	Number of Properties	Sq. Ft.	Sq. Ft. Expiring Through December 31st, 2026	Occupancy	Weighted Average Remaining Lease Term	Annualized Rental Income	Trailing Twelve Months NOI	Trailing Twelve Months Cash Basis NOI	Unspent Leasing Related Obligations	Gross Book Value of Real Estate Assets
Encumbered Properties [1]										
Credit Agreement										
2235 Iron Point Road, Folsom, CA	1	96	–	100.0%	3.6	$ 2,895	$ 2,311	$ 2,449	$ –	$ 14,138
4560 Viewridge Avenue, San Diego, CA	1	93	–	100.0%	5.2	3,524	2,326	2,380	–	28,961
440 First Street, NW, Washington, D.C.	1	142	22	82.9%	6.1	7,942	4,442	3,870	17	94,276
180 Ted Turner Drive SW, Atlanta, GA	1	91	–	100.0%	11.4	3,695	2,132	1,256	–	37,640
600 West Peachtree Street NW, Atlanta, GA	1	387	3	94.8%	3.6	9,820	5,730	6,243	323	71,440
1000 West Fulton Market, Chicago, IL	1	545	–	92.9%	3.2	27,939	15,420	14,912	–	364,228
2020 S. Arlington Heights, Arlington Heights, IL	1	58	–	100.0%	14.8	1,682	1,040	1,132	–	18,784
2555 Grand Boulevard, Kansas City, MO	1	596	–	69.2%	7.9	13,638	7,408	6,816	7,417	98,394
2300 Yorkmont Road, Charlotte, NC	1	151	17	100.0%	4.2	3,498	2,136	2,297	–	26,267
2400 Yorkmont Road, Charlotte, NC	1	133	–	100.0%	4.8	3,054	1,702	1,844	–	15,939
14668 Lee Road, Chantilly, VA	1	170	–	97.5%	13.1	5,847	4,134	3,836	–	58,223
14672 Lee Road, Chantilly, VA	1	159	–	100.0%	1.1	5,118	3,674	3,883	–	47,828
1751 Blue Hills Drive, Roanoke, VA	1	399	–	100.0%	7.5	2,168	1,768	1,800	–	15,431
45101 Warp Drive, Sterling, VA	1	161	–	100.0%	8.4	5,114	3,394	3,476	–	33,670
45201 Warp Drive, Sterling, VA	1	88	–	100.0%	8.4	2,806	1,840	1,887	–	18,748
45301 Warp Drive, Sterling, VA	1	88	–	100.0%	8.4	2,786	1,841	1,883	401	50,817
2420 Stevens Center Place, Richland, WA	1	93	–	100.0%	7.5	2,565	1,636	1,403	–	16,699
2430 Stevens Center Place, Richland, WA	1	47	–	100.0%	7.5	1,304	771	653	–	9,222
5353 Yellowstone Road, Cheyenne, WY	1	106	–	92.9%	14.7	2,590	1,745	1,104	75	15,066
Credit Agreement	19	3,603	42	92.3%	6.1	107,985	65,450	63,124	8,233	1,035,771

[1] For more information on OPI's debt agreements and encumbrances, see OPI's Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 which is available on the SEC's website at www.sec.gov.

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Q1 2026 15

Property Detail (by Collateral Pool)

As of March 31, 2026
(dollars and sq. ft. in thousands)

	Number of Properties	Sq. Ft.	Sq. Ft. Expiring Through December 31st, 2026	Occupancy	Weighted Average Remaining Lease Term	Annualized Rental Income	Trailing Twelve Months NOI	Trailing Twelve Months Cash Basis NOI	Unspent Leasing Related Obligations	Gross Book Value of Real Estate Assets
$445M Senior Notes due 2027										
2115 O'Nel Drive, San Jose, CA	1	99	–	100.0%	7.7	2,908	2,482	3,029	1,483	24,357
2544 Campbell Place, Carlsbad, CA	1	45	–	100.0%	6.3	1,259	650	155	1,109	6,911
47131 Bayside Parkway, Fremont, CA	1	101	–	100.0%	11.8	3,230	2,548	23	–	18,407
11 Dupont Circle, NW, Washington, D.C.	1	159	–	74.7%	6.2	7,198	4,638	3,212	103	110,259
1401 K Street, NW, Washington, D.C.	1	130	8	57.7%	4.5	3,981	1,231	1,394	–	84,974
20 Massachusetts Avenue NW, Washington, D.C. [(1)]	1	188	–	–%	–	–	2,238	2,636	–	283,916
625 Indiana Avenue, NW, Washington, D.C.	1	165	60	94.7%	5.5	7,724	4,386	4,249	–	64,310
8900 Grand Oak Circle, Tampa, FL	1	68	–	100.0%	5.9	2,066	1,103	1,108	–	15,550
100 North Washington Street, Boston, MA	1	49	8	33.7%	1.3	641	14	37	121	27,606
126-132 North Washington Street, Boston, MA	1	13	8	100.0%	0.6	396	55	55	–	11,865
25 Newport Avenue Extension, Quincy, MA	1	93	1	100.0%	5.2	2,480	1,143	1,098	–	16,988
251 Causeway Street, Boston, MA	1	141	–	–%	–	–	(1,502)	(1,516)	–	30,850
10320 Little Patuxent Parkway, Columbia, MD	1	155	2	47.6%	3.4	2,331	590	665	139	31,978
2009-2011 Commerce Park Drive, Annapolis, MD	1	51	–	100.0%	11.1	1,822	1,209	1,083	–	11,622
4201 Patterson Avenue, Baltimore, MD	1	85	85	100.0%	–	1,270	703	694	–	12,121
520 Gaither Road, Rockville, MD	1	139	–	100.0%	5.9	3,920	2,194	2,481	4,604	46,252
530 Gaither Road, Rockville, MD	1	216	98	100.0%	2.5	6,991	4,028	3,282	340	60,762
534 Gaither Road, Rockville, MD	1	3	–	100.0%	10.7	23	(21)	(21)	–	608
540 Gaither Road, Rockville, MD	1	131	–	61.2%	3.3	2,409	831	1,218	–	35,194

(1) Sq. Ft. excludes 240 square feet under a hotel management agreement.

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Q1 2026 16

Property Detail (by Collateral Pool)

As of March 31, 2026
(dollars and sq. ft. in thousands)

	Number of Properties	Sq. Ft.	Sq. Ft. Expiring Through December 31st, 2026	Occupancy	Weighted Average Remaining Lease Term	Annualized Rental Income	Trailing Twelve Months NOI	Trailing Twelve Months Cash Basis NOI	Unspent Leasing Related Obligations	Gross Book Value of Real Estate Assets
$445M Senior Notes due 2027 - Continued										
6315 Hillside Court, Columbia, MD	1	44	–	19.6%	2.2	178	(38)	(27)	–	6,009
7001 Columbia Gateway Drive, Columbia, MD	1	117	–	69.5%	4.3	2,493	1,061	1,098	957	31,670
4241 NE 34th Street, Kansas City, MO	1	88	–	100.0%	4.5	2,048	839	830	–	12,112
299 Jefferson Road, Parsippany, NJ	1	151	–	–%	–	–	(854)	(854)	–	20,497
10b Airline Drive, Colonie, NY	1	64	–	100.0%	4.9	917	552	594	34	10,879
1212 Pittsford - Victor Road, Pittsford, NY	1	55	–	100.0%	3.8	1,169	536	525	–	4,573
8800 Tinicum Boulevard, Philadelphia, PA	1	441	–	–%	–	–	(2,721)	(2,721)	–	55,430
446 Wrenplace Road, Fort Mill, SC	1	150	–	100.0%	5.5	2,962	2,731	2,677	–	35,388
1511 East Common Street, New Braunfels, TX	1	63	–	100.0%	4.3	2,017	980	946	100	10,499
8675,8701-8711 Freeport Pkwy and 8901 Esters Blvd, Irving, TX	3	458	–	–%	–	–	(277)	(190)	–	64,483
45600 Woodland Road, Sterling, VA	1	110	–	100.0%	4.0	3,627	2,492	2,460	449	26,602
45610 Woodland Road, Sterling, VA	1	111	6	78.5%	5.3	2,529	1,184	932	284	27,996
7987 Ashton Avenue, Manassas, VA	1	69	–	100.0%	4.8	1,694	973	1,098	1,007	13,708
9960 Mayland Drive, Richmond, VA	1	174	–	99.0%	0.8	3,609	2,266	2,596	–	27,822
$445M Senior Notes due 2027	35	4,126	276	57.8%	5.0	73,892	38,244	34,846	10,730	1,242,198

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Q1 2026 17

Property Detail (by Collateral Pool)

OFFICE PROPERTIES INCOME TRUST

As of March 31, 2026
(dollars and sq. ft. in thousands)

	Number of Properties	Sq. Ft.	Sq. Ft. Expiring Through December 31st, 2026	Occupancy	Weighted Average Remaining Lease Term	Annualized Rental Income	Trailing Twelve Months NOI	Trailing Twelve Months Cash Basis NOI	Unspent Leasing Related Obligations	Gross Book Value of Real Estate Assets
$300M Senior Notes due 2029										
15451 North 28th Avenue, Phoenix, AZ	1	67	–	100.0%	6.8	1,444	867	681	–	14,733
2500 Walsh Avenue, Santa Clara, CA	1	66	–	100.0%	8.8	2,872	2,169	2,013	–	23,197
2548 Campbell Place, Carlsbad, CA	1	46	–	100.0%	5.0	1,831	1,529	1,583	–	11,232
350 West Java Drive, Sunnyvale, CA	1	96	–	100.0%	6.7	4,507	3,582	3,629	–	32,904
77 Rio Robles Drive, San Jose, CA	1	68	–	100.0%	4.7	2,660	1,801	1,913	–	25,818
915 L Street, Sacramento, CA	1	164	4	98.0%	4.7	5,716	3,652	3,678	–	50,489
9815 Goethe Road, Sacramento, CA	1	88	–	100.0%	7.3	2,096	1,171	1,145	8	19,413
7850 Southwest 6th Court, Plantation, FL	1	136	–	100.0%	11.6	4,255	2,831	2,649	–	58,676
1224 Hammond Drive NE, Atlanta, GA	1	358	–	97.4%	9.6	18,659	12,606	12,073	54	191,091
1185 South Vinnell Way, Boise, ID	1	30	–	100.0%	15.9	1,031	511	447	–	10,726
1249 South Vinnell Way, Boise, ID	1	60	–	100.0%	5.6	1,415	757	742	860	12,883
1387 South Vinnell Way, Boise, ID	1	91	–	100.0%	5.6	2,034	1,147	1,098	1,309	18,525
12515-4 Research Boulevard, Austin, TX	1	93	–	100.0%	3.3	2,878	1,941	2,093	–	15,589
3600 Wiseman Boulevard, San Antonio, TX	1	100	–	100.0%	6.6	3,288	2,055	2,016	–	20,902
1800 Novell Place, Provo, UT	1	412	–	87.8%	9.7	9,381	6,037	4,929	119	97,524
2101 Bermuda Hundred Drive, Chester, VA	1	225	–	100.0%	7.8	1,414	1,119	1,069	–	14,061
65 Bowdoin Street, S. Burlington, VT	1	27	–	100.0%	3.3	1,178	668	665	–	10,122
$300M Senior Notes due 2029	17	2,127	4	96.9%	8.0	66,659	44,443	42,423	2,350	627,885

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Q1 2026 18

Property Detail (by Collateral Pool)

As of March 31, 2026
(dollars and sq. ft. in thousands)

	Number of Properties	Sq. Ft.	Sq. Ft. Expiring Through December 31st, 2026	Occupancy	Weighted Average Remaining Lease Term	Annualized Rental Income	Trailing Twelve Months NOI	Trailing Twelve Months Cash Basis NOI	Unspent Leasing Related Obligations	Gross Book Value of Real Estate Assets
$610M Senior Notes due 2029										
445 Jan Davis Drive, Huntsville, AL	1	57	–	100.0%	5.3	948	846	853	–	6,840
10350 NW 112th Avenue, Miami, FL	1	79	–	100.0%	1.8	3,337	2,449	2,449	–	19,145
4712 Southpark Boulevard, Ellenwood, GA	1	352	–	100.0%	8.4	4,046	2,569	1,695	3,237	25,439
1415 West Diehl Road, Naperville, IL	1	735	–	55.5%	6.0	10,695	6,536	5,842	–	121,866
330 Billerica Road, Chelmsford, MA	1	98	5	59.1%	9.3	1,479	822	741	–	12,739
2645 and 2655 Long Lake Road, Roseville, MN	1	58	–	100.0%	9.2	1,312	646	481	–	11,327
18010 Burt Street, Omaha, NE	1	101	–	100.0%	8.3	2,369	1,824	1,344	–	19,453
2231 Schrock Road, Columbus, OH	1	42	–	100.0%	6.3	517	420	394	–	3,661
10451 Clay Road, Houston, TX	1	97	–	100.0%	3.0	2,312	2,193	1,893	–	23,673
16001 North Dallas Parkway, Addison, TX	2	554	–	100.0%	10.9	16,387	11,210	2,381	17,475	122,098
202 North Castlegory Road, Houston, TX	1	84	–	100.0%	1.8	2,826	1,654	1,697	–	14,396
3400 West Plano Parkway, Plano, TX	1	235	–	100.0%	5.1	1,710	1,776	1,517	–	25,711
4221 W. John Carpenter Freeway, Irving, TX	1	54	–	100.0%	7.2	936	696	633	790	6,189
14660 Lee Road, Chantilly, VA	1	80	–	100.0%	3.8	2,908	1,997	1,740	–	25,650
Two Commercial Place, Norfolk, VA	1	289	–	100.0%	1.3	6,285	4,064	4,352	–	41,858
351 Elliott Ave West, Seattle, WA	1	108	–	–%	–	–	(1,153)	(1,153)	–	41,005
401 Elliott Ave West, Seattle, WA	1	77	–	1.9%	2.9	86	(1,261)	(1,260)	–	103,574
501 Elliott Ave West, Seattle, WA	1	114	–	73.3%	8.5	7,492	5,738	5,358	–	110,784
$610M Senior Notes due 2029	19	3,214	5	81.9%	6.8	65,645	43,026	30,957	21,502	735,408

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Q1 2026 19

Property Detail (by Collateral Pool)

As of March 31, 2026
(dollars and sq. ft. in thousands)

	Number of Properties	Sq. Ft.	Sq. Ft. Expiring Through December 31st, 2026	Occupancy	Weighted Average Remaining Lease Term	Annualized Rental Income	Trailing Twelve Months NOI	Trailing Twelve Months Cash Basis NOI	Unspent Leasing Related Obligations	Gross Book Value of Real Estate Assets
Mortgage Notes										
145 Rio Robles Drive, San Jose, CA	1	58	–	100.0%	7.3	2,229	1,604	1,556	–	21,283
One Primerica Parkway, Duluth, GA	1	344	–	100.0%	9.8	5,730	5,340	5,198	7,614	55,994
3300 75th Avenue, Landover, MD	1	266	–	100.0%	13.4	4,837	4,476	4,379	–	48,328
1220 Echelon Parkway, Jackson, MS	1	110	–	100.0%	18.6	4,180	2,236	975	550	33,754
500 Charles Ewing Boulevard, Ewing, NJ	1	250	–	100.0%	7.2	6,055	5,676	5,791	–	53,505
701 Clay Road, Waco, TX	1	139	–	100.0%	9.8	3,161	1,704	1,925	–	25,827
22330 Glenn Drive, Sterling, VA	1	167	–	100.0%	5.4	5,488	3,872	3,763	1,683	67,247
Mortgage Notes	7	1,334	–	100.0%	10.1	31,680	24,908	23,587	9,847	305,938
Other Properties Collateralized in Debtor-in-Possession Financing										
131 Clayton Street, Montgomery, AL	1	58	–	100.0%	1.3	1,786	1,111	1,105	–	12,229
4344 Carmichael Road, Montgomery, AL	1	49	–	100.0%	3.1	1,631	1,185	1,056	–	16,750
711 S 14th Avenue, Safford, AZ	1	36	2	100.0%	3.1	1,069	642	635	–	9,273
100 Redwood Shores Parkway, Redwood City, CA	1	63	–	23.5%	2.9	582	2,381	2,286	–	28,849
10949 N. Mather Boulevard, Rancho Cordova, CA	1	94	–	100.0%	1.3	2,609	1,540	1,679	–	22,770
11020 Sun Center Drive, Rancho Cordova, CA	1	83	–	100.0%	10.8	2,024	1,108	1,007	–	19,167
51 Rio Robles Drive, San Jose, CA	1	61	–	100.0%	1.3	2,352	2,069	2,049	–	15,119
603 San Juan Avenue, Stockton, CA	1	22	–	100.0%	1.0	971	479	642	–	8,729
12795 West Alameda Parkway, Lakewood, CO	1	167	–	–%	–	–	(836)	(853)	–	5,831
7958 South Chester Street, Centennial, CO	1	167	–	47.7%	7.4	1,865	(640)	(982)	–	26,547

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Q1 2026 20

Property Detail (by Collateral Pool)

As of March 31, 2026
(dollars and sq. ft. in thousands)

	Number of Properties	Sq. Ft.	Sq. Ft. Expiring Through December 31st, 2026	Occupancy	Weighted Average Remaining Lease Term	Annualized Rental Income	Trailing Twelve Months NOI	Trailing Twelve Months Cash Basis NOI	Unspent Leasing Related Obligations	Gross Book Value of Real Estate Assets
Other Properties Collateralized in Debtor-in-Possession Financing - Continued										
1211 Connecticut Avenue, NW, Washington, D.C.	1	140	10	38.0%	6.5	2,390	1,289	506	120	68,893
840 First Street, NE, Washington, D.C.	1	253	–	15.4%	4.5	2,060	405	642	–	148,339
8305 NW 62nd Avenue, Johnston, IA	1	199	–	100.0%	0.8	3,283	2,685	3,165	–	26,861
7601 Interactive Way, Indianapolis, IN	1	120	–	100.0%	1.3	2,791	1,751	1,845	60	16,912
7635 Interactive Way, Indianapolis, IN	1	155	–	100.0%	1.3	3,506	2,227	2,349	76	19,824
2001-2003 Commerce Park Drive, Annapolis, MD	1	52	5	50.1%	4.2	544	326	327	–	9,326
6310 Hillside Court, Columbia, MD	1	43	6	100.0%	3.3	1,170	695	726	–	5,687
3550 Green Court, Ann Arbor, MI	1	82	–	100.0%	1.6	1,721	1,614	1,693	–	13,392
18020 Burt Street, Omaha, NE	1	101	–	44.7%	10.3	1,186	(58)	(813)	–	16,817
9680 Old Bailes Road, Fort Mill, SC	1	60	–	100.0%	1.7	825	692	711	–	6,542
12515-3 Research Boulevard, Austin, TX	1	55	–	–%	–	–	(472)	(472)	–	9,311
2900 West Plano Parkway, Plano, TX	1	191	–	100.0%	5.1	4,040	1,992	1,727	1	25,305
1760 Business Center Drive, Reston, VA	1	275	–	–%	–	–	(666)	(694)	–	80,851
1775 Wiehle Avenue, Reston, VA	1	135	19	60.0%	5.6	2,663	1,509	1,694	1,471	42,443
9201 Forest Hill Avenue, Richmond, VA	1	48	–	100.0%	1.8	1,369	756	872	–	4,925
Vacant land parcels and other	–	–	–	–%	–	–	(66)	(68)	–	6,055
Other Properties Collateralized Debtor-in-Possession Financing	25	2,709	47	60.5%	3.5	42,437	23,718	22,834	1,728	666,747
Sold Properties	–	–	–	–%	–	–	449	449	–	–
Total / Weighted Average	122	17,113	369	78.2%	6.4	$ 388,298	$ 240,238	$ 218,220	$ 54,390	$ 4,613,947

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Q1 2026 21

RETURN TO TABLE OF CONTENTS Q1 2026 22 Non-GAAP Financial Measures OPI presents certain “non-GAAP financial measures” within the meaning of the applicable rules of the Securities and Exchange Commission, or the SEC, including NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) as indicators of OPI's operating performance or as measures of OPI's liquidity. These measures should be considered in conjunction with net income (loss) as presented in OPI's consolidated statements of income (loss). OPI considers these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss). OPI believes these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of OPI's operating performance between periods and with other REITs and, in the case of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of OPI's properties. NOI and Cash Basis NOI The calculations of net operating income, or NOI, and Cash Basis NOI exclude certain components of net income (loss) in order to provide results that are more closely related to OPI's property level results of operations. OPI calculates NOI and Cash Basis NOI as shown on page 12 and Same Property NOI and Same Property Cash Basis NOI as shown on page 13. OPI defines NOI as income from OPI's real estate less OPI's property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that OPI records as depreciation and amortization expense. OPI defines Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fees, if any, and non-cash amortization included in other operating expenses. OPI calculates Same Property NOI and Same Property Cash Basis NOI in the same manner that OPI calculates the corresponding NOI and Cash Basis NOI amounts, except that OPI only includes same properties in calculating Same Property NOI and Same Property Cash Basis NOI. OPI uses NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI to evaluate individual and company-wide property level performance. Other real estate companies and REITs may calculate NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI differently than OPI does. Annualized rental income is calculated using the annualized contractual base rents from OPI's tenants pursuant to its lease agreements as of March 31, 2026, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to OPI, and excluding lease value amortization. Building improvements generally include expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets. Development, redevelopment and other activities generally include capital expenditure projects that reposition a property or result in new sources of revenue. GAAP is U.S. generally accepted accounting principles. Gross book value of real estate assets is real estate properties at cost calculated in accordance with GAAP, plus certain acquisition costs, if any, before depreciation and purchase price allocations, less impairment writedowns, if any. Investment grade tenants include: (a) investment grade rated tenants; (b) tenants with investment grade rated parent entities that guarantee the tenant's lease obligations; and/or (c) tenants with investment grade rated parent entities that do not guarantee the tenant's lease obligations. Tenants contributing 59.6% of annualized rental income as of March 31, 2026 were investment grade rated (or their payment obligations were guaranteed by an investment grade rated parent) and tenants contributing an additional 0.5% of annualized rental income as of March 31, 2026 were subsidiaries of an investment grade rated parent (although these parent entities are not liable for the payment of rents). Lease related costs generally include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space and leasing related costs, such as brokerage commissions and tenant inducements. Leased square feet is pursuant to leases existing as of March 31, 2026, and includes (i) space being fitted out for tenant occupancy pursuant to OPI's lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any. Square footage measurements are subject to changes when space is remeasured or reconfigured for new tenants. Leasing cost and concession commitments include commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent. Percent leased includes (i) space being fitted out for occupancy pursuant to OPI's lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any, as of the measurement date. REIT is real estate investment trust. Rentable square feet represents total square feet available for lease as of the measurement date. Square footage measurements are subject to changes when space is remeasured or reconfigured for new tenants. Same properties for the three months ended March 31, 2026 is based on properties OPI owned continuously since January 1, 2025; five properties affected by significant redevelopment activities and two properties owned by an unconsolidated joint venture in which OPI owns a 51% interest. Same property cash basis NOI % margin is Same Property Cash Basis NOI as a percentage of same property cash basis rental income. Cash basis rental income excludes non-cash straightline rent adjustments, the net effect of non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any. Same property NOI % margin is Same Property NOI as a percentage of same property rental income. Weighted average remaining lease term is the average remaining lease term in years weighted based on annualized rental income. Non-GAAP Financial Measures and Certain Definitions

RETURN TO TABLE OF CONTENTS Q1 2026 23 Warning Concerning Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to risks and uncertainties. These statements may include words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions. These forward-looking statements include, among others, statements about: the process and potential outcomes of OPI’s bankruptcy proceedings; OPI’s plan of reorganization and the consummation of the transactions contemplated by such plan; OPI’s ability to continue as a going concern; OPI’s leverage levels; demand for office space; OPI’s future leasing activity, commitments and obligations; economic and market conditions; OPI’s liquidity needs and sources; OPI’s capital expenditure plans and commitments; OPI’s pending or potential dispositions; OPI’s redevelopment and construction activities and plans; and the amount and timing of future distributions. Forward-looking statements reflect OPI’s current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause OPI’s actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward-looking statements. Some of the risks, uncertainties and other factors that may cause OPI’s actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: OPI’s ability to consummate the transactions contemplated by its plan of reorganization and emerge from bankruptcy; OPI’s ability to comply with the terms of its debt agreements and meet financial covenants; OPI’s ability to make required payments on its debt or refinance its debts as they mature or otherwise become due; OPI’s ability to maintain sufficient liquidity, including the availability of borrowings under its revolving credit facility and its ability to obtain new debt or equity financing, and otherwise manage leverage; OPI’s ability to effectively raise and balance its use of debt and equity capital; whether OPI’s tenants will renew or extend their leases and not exercise early termination options pursuant to their leases or that OPI will obtain replacement tenants on terms as favorable to OPI as its prior leases; the likelihood that OPI’s government tenants will be negatively impacted by government budget constraints, or changes in the use of real estate by government agencies; OPI’s ability to increase or maintain occupancy at its properties on terms desirable to OPI, and OPI’s ability to increase rents when its leases expire or renew; the impact of unfavorable market and commercial real estate industry conditions due to uncertainties surrounding interest rates and high inflation, changing tariffs and trade policies and related uncertainty, supply chain disruptions, volatility in the public equity and debt markets and in commercial real estate markets, generally and in the sectors OPI operate, geopolitical instability and tensions, pandemics, any U.S. government shutdown, economic downturns or a possible recession, labor market conditions or changes in real estate utilization, including continued hybrid and other alternative arrangements, among other things, on OPI and its tenants; OPI’s tenant and geographic concentration; competition within the commercial real estate industry, particularly in those markets in which OPI’s properties are located; OPI’s ability to sell properties at prices it targets, and the timing of such sales; OPI’s ability to manage its capital expenditures and other operating costs effectively and to maintain and enhance its properties and their appeal to tenants; the financial strength of OPI’s tenants; risks and uncertainties regarding the costs and timing of development, redevelopment and repositioning activities, including as a result of prolonged high inflation, cost overruns, supply chain challenges, tariffs, labor shortages, construction delays or inability to obtain necessary permits or volatility in the commercial real estate markets; OPI’s ability to pay distributions to its shareholders; OPI’s ability to acquire properties that realize its targeted returns; the ability of OPI’s manager, RMR, to successfully manage OPI; compliance with, and changes to, federal, state and local laws and regulations, accounting rules, tax laws and similar matters; the impact of any U.S. government shutdown, elimination or reduction of government agencies and programs or failure to increase the government debt ceiling on OPI’S ability to collect rents and pay its operating expenses, debt obligations and distributions to shareholders on a timely basis; actual and potential conflicts of interest with OPI’s related parties, including its Managing Trustees, RMR, Sonesta and others affiliated with them; limitations imposed by and OPI’s ability to satisfy complex rules to maintain OPI’s qualification for taxation as a REIT for U.S. federal income tax purposes; acts of terrorism, outbreaks of pandemics or other public health safety events or conditions, war or other hostilities, global climate change or other manmade or natural disasters beyond OPI’s control, and other matters. These risks, uncertainties and other factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in OPI’s periodic filings. The information contained in OPI’s filings with the SEC, including under the caption “Risk Factors” in its periodic reports, or incorporated therein, identifies important factors that could cause differences from the forward-looking statements in this presentation. OPI’s filings with the SEC are available on the SEC’s website at www.sec.gov. You should not place undue reliance upon OPI’s forward-looking statements. Except as required by law, OPI does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.